Exhibit 4.6

Date                    November 2006

DRYSHIPS INC.
as Borrower

- and -

THE BANKS AND FINANCIAL INSTITUTIONS
listed in Part A of Schedule 1
as Lenders

- and -

HSH NORDBANK AG
as Agent and Security Trustee

- and -

HSH NORDBANK AG
as Lead Arranger and Lead Bookrunner

- and -

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
as Joint Bookrunner

- and -

THE BANKS AND FINANCIAL INSTITUTIONS
listed at Part B of Schedule 1
as Swap Banks

_______________________________________

SUPPLEMENTAL AGREEMENT

_______________________________________

relating to revolving credit and term loan facilities
of (originally) up to US$110,000,000 in aggregate

INDEX

Clause
Page

1	INTERPRETATION	2
2	AGREEMENT OF THE CREDITOR PARTIES	3
3	CONDITIONS PRECEDENT	3
4	REPRESENTATIONS AND WARRANTIES	4
5	AMENDMENTS TO LOAN AGREEMENT AND OTHER FINANCE DOCUMENTS	4
6	FURTHER ASSURANCES	10
7	FEES AND EXPENSES	10
8	COMMUNICATIONS	11
9	SUPPLEMENTAL	11
10	LAW AND JURISDICTION	11
	REPAYMENT OF TERM LOAN	13
	EXECUTION PAGES	15

THIS AGREEMENT is made on                      November 2006

BETWEEN

(1)	DRYSHIPS INC. as Borrower;

(2)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Part A of Schedule 1, as Lenders;

(3)	HSH NORDBANK AG, acting through its office at Gerhart-Hauptmann-Platz 50, D-20095, Hamburg, Federal Republic of Germany, as Agent;

(4)	HSH NORDBANK AG, acting through its office at Gerhart-Hauptmann-Platz 50, D-20095, Hamburg, Federal Republic of Germany, as Security Trustee;

(5)	HSH NORDBANK AG, acting through its office at Gerhart-Hauptmann-Platz 50, D-20095, Hamburg, Federal Republic of Germany, as Lead Arranger;

(6)	HSH NORDBANK AG, acting through its office at Gerhart-Hauptmann-Platz 50, D-20095, Hamburg, Federal Republic of Germany, as Lead Bookrunner;

(7)	THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, acting through its office at New Uberior House, 11 Earl Grey Street, Edinburgh, EH2 9BN, Scotland, as Joint Bookrunner; and

(8)	THE BANKS AND FINANCIAL INSTITUTIONS listed at Part B of Schedule 1, as Swap Banks.

BACKGROUND

(A)
By a loan agreement dated 31 March 2006 (as supplemented and amended by a supplemental letter dated 15 May 2006, the “Loan Agreement”) and made between (i) the Borrower, (ii) the Lenders, (iii) the Agent, (iv) the Security Trustee, (v) the Lead Arranger, (vi) the Lead Bookrunner, (vii) the Joint Bookrunner, (vii) the Joint Underwriters and (ix) the Swap Banks, the Lenders agreed to make available to the Borrower both term loan and short-term credit facilities of (originally) up to US$110,000,000 in aggregate.

(B)	The Borrower has made a request to the Creditor Parties to:

(i)
increase the amount of the Term Loan by US$1,638,135.59 and to allow the Borrower to use the increase to part-finance the acquisition of m.v. “REDONDO” by the wholly-owned subsidiary of the Borrower, Argo Owning Company Limited, being a corporation incorporated in, and existing under the laws of, the Marshall Islands; and

(ii)
increase the amount of the Credit Facility by US$10,222,000 and to allow the Borrower to use the increase to (a) refinance the existing indebtedness secured on  m.v.s “DELRAY”, “ESTEPONA” and “FORMENTERA” owned by the wholly-owned subsidiaries of the Borrower, Classical Owning Company Limited, Human Owning Company Limited and Paternal Owning Company Limited (each being a corporation incorporated in and existing under the laws of the Republic of the Marshall Islands) and (b) provide working capital for its general corporate purposes.

(C)	Following the drawdown of the increase to the Term Loan and the Credit Facility referred to in Recital (B) above the consolidated Term Loan will be secured on the Ships listed in Appendix III.

(D)	This Agreement sets out the terms and conditions on which the Creditor Parties agree, with effect on and from the Effective Date, to amend the Loan Agreement.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Loan Agreement and the other Finance Documents shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions. In this Agreement, unless the contrary intention appears:

“Argo” means Argo Owning Company Limited, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960;

“Effective Date”  means the date on which the conditions precedent in Clause 3 are satisfied;

“Loan Agreement”  means the loan agreement dated 31 March 2006 (as supplemented and amended by a supplemental letter dated 15 May 2006) referred to in Recital (A);

“Mortgage Amendment”  means, in relation to each Mortgage, an amendment to such Mortgage, to be in such form and on such terms as may be acceptable to the Lenders and in the plural, means all of them;

“Named Ships” means each of:

(a)	the 1994-built bulk carrier of 38,267 gross registered tons and 23,975 net registered tons registered in the ownership of Classical under Maltese flag with the name “DELRAY”;

(b)	the 1994-built bulk carrier 38,267 gross registered tons and 23,975 net registered tons registered in the ownership of Human under Maltese flag with the name “ESTEPONA”; and

(c)	the 1996-built bulk carrier 38,267 gross registered tons and 23,975 net registered tons registered in the ownership of Paternal under Maltese flag with the name “FORMENTERA”;

“Replacement Ship” means the 2000-built bulk carrier of 40,562 gross registered tons and 26,139 net registered tons currently registered in the ownership of the Replacement Ship Seller under Bahamas flag with the name “LIBERTY ONE” which is to be acquired by Argo pursuant to the Replacement Ship MOA and registered in its ownership under Maltese flag with the name “REDONDO”;

“Replacement Ship Advance” means an amount of up to the lesser of (a) $1,638,135.59 and (b) 12 per cent. of the Market Value of the Replacement Ship (determined in accordance with the valuation referred to in Schedule 5, Part D, Paragraph 5 of the Loan Agreement) which is to be made available in accordance with and pursuant to Clauses 2.3 and 4.2(g) of the Loan Agreement;

“Replacement Ship MOA”  means a memorandum of agreement dated 11 September 2006 made between the Replacement Ship Seller and Argo as buyer in respect of the sale and purchase of the Replacement Ship for a price of $40,750,000; and

“Replacement Ship Seller”  means Liberty Maritime International Ltd. a company incorporated in and existing under the laws of the Bahamas.

1.3	Application of construction and interpretation provisions of Loan Agreement. Clauses 1.2 and 1.5 of the Loan Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF THE CREDITOR PARTIES

2.1	Agreement of the Lenders. The Lenders agree, subject to and upon the terms and conditions of this Agreement:

(a)	to increase the Term Loan by $1,638,135.59;

(b)	to allow the Borrower to use the Replacement Ship Advance for the purpose of financing part of the acquisition cost of the Replacement Ship;

(c)	to increase the Credit Facility by $10,222,000;

(d)
to allow the Borrower to draw down up an Additional Advance, for the purpose of refinancing the existing indebtedness secured on the Named Ships and to provide the Borrower with working capital for its general corporate purposes; and

(e)
to (i) waive the prepayment of the Loan required to be made pursuant to Clause 8.9 of the Loan Agreement in connection with the sale of “PANORMOS” (such prepayment being in an amount of $3,251,854.41) and (ii) allow the Borrower to apply such amount towards part-financing the acquisition of “LIBERTY ONE” (tbr “REDONDO”) by Argo

Provided that following the drawdown of the Additional Advance referred to in paragraph (d) above and the increase to the Term Loan referred to in paragraph (a) above, the Loan will be fully drawn and no further amounts will be available to the Borrower pursuant to the Loan Agreement.

2.2
Agreement of the Creditor Parties.  The Creditor Parties agree, subject to and upon the terms and conditions of this Agreement, to the consequential amendment of the Loan Agreement and the other Finance Documents in connection with the matters referred to in Clause 2.1.

2.3	Effective Date. The agreement of the Lenders and the other Creditor Parties contained in Clauses 2.1 and 2.2 shall have effect on and from the Effective Date.

3	CONDITIONS PRECEDENT

3.1	General. The agreement of the Lenders and the other Creditor Parties contained in Clauses 2.1 and 2.2 is subject to the fulfilment of the conditions precedent in Clause 3.2.

3.2
Conditions precedent.  The conditions referred to in Clause 3.1 are that the Agent shall have received the following documents and evidence in all respects in form and substance satisfactory to the Agent and its lawyers on or before the Effective Date:

(a)	documents of the kind specified in Schedule 5, Part A, paragraphs 3, 4 and 5 of the Loan Agreement in relation to the Borrower, updated with appropriate modifications to refer to this Agreement;

(b)	an original of this Agreement duly executed by the parties to it;

(c)	a duly executed original of each Mortgage Amendment;

(d)	evidence that each Mortgage Amendment has been duly registered against the Ship to which it relates in accordance with the laws of Malta;

(e)	the fees referred to in Clause 7 of this Agreement have been received in full by the Agent; and

(f)	favourable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of the Malta, the Marshall Islands and such other relevant jurisdictions as the Agent may require.

4	REPRESENTATIONS AND WARRANTIES

4.1
Repetition of Loan Agreement representations and warranties.  The Borrower represents and warrants to the Creditor Parties that the representations and warranties in clause 10 of the Loan Agreement remain true and not misleading if repeated on the date of this Agreement.

4.2
Repetition of Finance Document representations and warranties.  The Borrower and each of the other Security Parties represents and warrants to the Creditor Parties that the representations and warranties in the Finance Documents (other than the Loan Agreement) to which it is a party remain true and not misleading if repeated on the date of this Agreement.

5	AMENDMENTS TO LOAN AGREEMENT AND OTHER FINANCE DOCUMENTS

5.1	Specific amendments to Loan Agreement. With effect on and from the Effective Date the Loan Agreement shall be amended as follows:

(a)	By redesignating Clauses 1.2, 1.3, 1.4, 1.5 and 1.6 of the Loan Agreement as Clauses 1.1, 1.2, 1.3, 1.4 and 1.5 respectively;

(b)
by adding in clause 1.1 of the Loan Agreement, the definitions of “Argo”, “Mortgage Amendment”, “Named Ships”, “Replacement Ship”, “Replacement Ship Advance”, “Replacement Ship MOA” and “Replacement Ship Seller” included in Clause 1.2 hereof;

(c)	by adding in clause 1.1 of the Loan Agreement all of the following new definitions;

“Classical” means Classical Owning Company Limited, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960;

“Consolidation Date” has the meaning given to it in Clause 8.3;

“Human” means Human Owning Company Limited, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960;

“Named Ship Earnings Account Pledge” means, in relation to each Named Ship, a pledge agreement creating security in favour of the Creditor Parties in respect of the Earnings Account for that Named Ship, in such form as the Lenders may approve or require and in the plural means all of them;

“Named Ship Owner” means:

(a)           in the case of “DELRAY”, Classical;

(b)           in the case of “ESTEPONA”, Human; and

(c)           in the case of “FORMENTERA”, Paternal,

and in the plural means all of them;

“Paternal” means Paternal Owning Company Limited, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960;

“Replacement Ship Advance Commitment” means, in relation to a Lender, the amount set opposite its name in the fourth column of Schedule 1, Part A, or, as the case may require, the amount specified in the relevant Transfer Certificate, as that amount may be reduced, cancelled or terminated in accordance with this Agreement (and “Total Replacement Ship Advance Commitments” means the aggregate of the Replacement Ship Advance Commitments of all the Lenders);

“Replacement Ship Earnings Account” means an account in the name of Argo, with the Agent in Hamburg designated “Liberty One - Earnings Account”, or any other account (with that or another office of the Agent) which is designated by the Agent as the Replacement Ship Earnings Account for that Ship for the purposes of this Agreement;

“Replacement Ship Earnings Account Pledge” means a pledge agreement creating security in favour of the Creditor Parties in respect of the Replacement Ship Earnings Account, in such form as the Lenders may approve or require;

“Total Participation” means, in relation to a Lender on or after the Consolidation Date, the amount set opposite its name in the fifth column of Schedule 1, Part A, representing the consolidated total participation of that Lender in the Loan;”

(d)	by adding in the second line of the definition of “Additional Advance” in Clause 1.1 of the Loan Agreement, after the words “purchase price of an Additional Ship” the words “or a Named Ship”;

(e)	by adding a new subparagraph (iii) in paragraph (a) of the definition of “Availability Period” in Clause 1.1 of the Loan Agreement as follows:

“(iii)           the Replacement Ship Advance, 31 December 2006; and”,

and re-designating the current subparagraph (iii) as subparagraph (iv);

(f)	by replacing the figure “$17,226,457.40” in paragraph (a) of the definition of “Balloon Instalment” in Clause 1.1 of the Loan Agreement with the figure “$20,150,840.63”;

(g)	by replacing in the second line of the definition of “Credit Facility Commitment” in Clause 1.1 of the Loan Agreement the word “fourth” with the word “fifth”;

(h)
by adding in paragraph (a) of the definition of “Deed of Covenant” in Clause 1.1 of the Loan Agreement after the words “in relation to each Existing Ship” the words “, the Replacement Ship, each Named Ship”;

(i)	by adding to the definition of “Finance Documents” in Clause 1.1 of the Loan Agreement the following paragraphs:

“(t)           the Named Ship Earnings Account Pledges;

(u)           the Replacement Ship Earnings Account Pledge;

(v)           the Mortgage Amendments;”

and re-designating the current paragraph (t) as paragraph (w);

(j)	by adding in paragraph (a) of the definition of “Mortgage” in Clause 1.1 of the Loan Agreement after the words “in relation to each Existing Ship” the words “, the Replacement Ship, each Named Ship”;

(k)	by adding to the definition of “Owner” in Clause 1.1 of the Loan Agreement the following additional paragraphs:

“(c)           the Replacement Ship, Argo;

(d)           a Named Ship, the Named Ship Owner of that Ship; and”

and re-designating the current paragraph (c) as paragraph (e) and removing the words “(h)” from the start of the final paragraph of the definition;

(l)	by adding to the definition of “Ships” in Clause 1.1 of the Loan Agreement after the words “together, the Existing Ships,” the words “the Replacement Ship, the Named Ships,”;

(m)	by deleting the definition of “Term Loan” in Clause 1.1 of the Loan Agreement and replacing it with the following new definition:

“Term Loan” means an amount of up to $90,253,595.59 (representing the maximum aggregate principal amount of the Refinancing Advance, the Replacement Ship Advance and the Identified Ship Advance) or the aggregate principal amount of the Refinancing Advance, the Replacement Ship Advance and the Identified Ship Advance for the time being outstanding under this Agreement;”;

(n)	by replacing the figure “$110,000,000” in Clause 2.1 of the Loan Agreement with the figure “$112,587,543.11”;

(o)	by adding a new paragraph (c) to Clause 2.2 of the Loan Agreement as follows:

“(c)	the Replacement Ship Advance in the proportion which, as at the Drawdown Date for such Advance, its Replacement Ship Advance Commitment bears to the Total Replacement Ship Advance Commitments.”;

(p)	by deleting paragraph (e) of Clause 4.2 of the Loan Agreement and replacing it with the following new paragraph:

“(e)
the Refinancing Advance, the Identified Ship Advance and the Replacement Ship Advance shall not in aggregate exceed 13 per cent. of the aggregate Market Values of the Existing Ships, the Identified Ship and the Replacement Ship (determined in accordance with the valuations referred to in Schedule 5, Part A, paragraph 12 (in the case of the Existing Ships), Schedule 5, Part B, paragraph 9 (in the case of the Identified Ship) and Schedule 5, Part D, paragraph 5 (in the case of the Replacement Ship));”

(q)	by adding a new paragraph (g) in Clause 4.2 of the Loan Agreement as follows:

“(g)
the Replacement Ship Advance shall not exceed the lesser of (i) $1,638,135.59 and (ii) 12 per cent. of the aggregate Market Value of the Replacement Ship (as determined in accordance with the valuations referred to in Schedule 5, Part D, paragraph 5) and shall be applied in financing part of the purchase price of the Replacement Ship;”

and re-designating the current paragraph (g) as paragraph (h), and the current paragraph (h) as paragraph (i);

(r)	by replacing the figure “$97,500,000” in subparagraph (i) of Clause 8.1(a) of the Loan Agreement with the figure “$90,253,595.59”;

(s)	by adding in the third line of the hanging paragraph below Clause 8.1(a)(ii) of the Loan Agreement after the words “the acquisition of an Additional Ship” the words “or a Named Ship”;

(t)	by adding to the definition of “B” in Clause 8.1(b) of the Loan Agreement after the words “in the case of an Additional Ship” the words “or a Named Ship”;

(u)	by converting the text of Clause 8.3 of the Loan Agreement into paragraph (a) of that Clause, and by adding the following new paragraph (b) to that Clause:

“(b)
On the Consolidation Date, the Agent shall send to all the Creditor Parties and the Borrower a schedule specifying the Total Participation of each Lender in the Loan and this schedule shall thereafter be substituted for, and replace, the schedule listing the Lenders and their Commitments set out in Schedule 1, Part A.

For the purpose of paragraph (b) of this Clause 8.3, “Consolidation Date” means the earlier of (i) the Drawdown Date relating to the Additional Advance for the final Named Ship to be refinanced and (ii) 30 March 2007.”

such new Schedule 1, Part A to be in the form set out in the Appendix I to this Agreement;

(v)	by adding to the end of Clause 9.1(c) of the Loan Agreement the following words:

“Provided that in the case of a Drawdown Date relating to an Additional Advance for a Named Ship, paragraphs 4, 5 and 7(a) of Schedule 5, Part C, shall not apply;”

(w)	by adding to Clause 9.1 of the Loan Agreement a new paragraph (d) as follows:

“(d)
that, on or before the Drawown Date relative to the Replacement Ship Advance, the Agent receives the documents described in Part D of Schedule 5 in form and substance satisfactory to the Agent and its lawyers;”

(x)	by adding in the third line of Clause 14.2 of the Loan Agreement after the words “in the case of each Existing Ship” the words “, the Replacement Ship, each Named Ship”;

(y)	by adding in the second line of paragraph (c) of Clause 14.3 of the Loan Agreement after the words “in the case of each Existing Ship” the words “, the Replacement Ship, each Named Ship”;

(z)	by replacing Schedule 4 of the Loan Agreement with a new schedule in the form set out in Appendix II to this Agreement;

(aa)	by adding a new Part D to Schedule 5 to the Loan Agreement as follows:

“PART D

The following are the documents referred to in Clause 9.1(d).

1	A duly executed original of:

(a)	the Mortgage, the Deed of Covenant and the General Assignment relating to the Replacement Ship (and of each document to be delivered under each of them);

(b)	the Replacement Ship Earnings Account Pledge; and

(c)	the Management Agreement Assignment relating to the Replacement Ship.

2           A copy of the Replacement Ship MOA and documentary evidence that:

(a)
the Replacement Ship has been unconditionally delivered to and accepted by Argo under the Replacement Ship MOA and the full purchase price payable under that MOA (in addition to the part to be financed by the Replacement Ship Advance) has been duly paid, together with a copy of the bill of sale and the other documents delivered by the Replacement Ship Seller thereunder;

(b)	the Replacement Ship is definitively and permanently registered in the name of Argo under Maltese flag at the port of Valletta;

(c)	the Replacement Ship is in the absolute and unencumbered ownership of Argo, save as contemplated by the Finance Documents relative to the Replacement Ship;

(d)
the Replacement Ship maintains the highest available class with Lloyd’s Register of Shipping (or such other first-class classification society which is a member of IACS as the Agent may approve) free of all overdue recommendations and conditions of such classification society;

(e)	the Mortgage relating to the Replacement Ship has been duly registered against that Ship as a valid first priority Maltese statutory ship mortgage in accordance with the laws of Malta; and

(f)	the Replacement Ship is insured in accordance with the provisions of this Agreement and all requirements therein in respect of insurances have been complied with.

3	A copy of the Management Agreement and a duly executed original of the Manager’s Undertaking in relation to the Replacement Ship.

4           Copies of:

(a)
the document of compliance (DOC) and safety management  certificate (SMC) referred to in paragraph (a) of the definition of the ISM Code Documentation in respect of the Replacement Ship and the applicable Approved Manager certified as true and in effect by Argo; and

(b)	the ISPS Code Documentation in respect of the Replacement Ship certified as true and in effect by Argo.

5
Two valuations (at the cost of the Borrower) of the Replacement Ship, addressed to the Agent, stated to be for the purpose of this Agreement and dated not earlier than 15 days before the Drawdown Date for the Replacement Ship Advance, each from an Approved Broker.

6	Favourable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of Malta and such other relevant jurisdictions as the Agent may require.

7	A favourable opinion from an independent insurance consultant acceptable to the Agent on such matters relating to the insurances of the Replacement Ship as the Agent may require.”

(bb)	by replacing the figure “$110,000,000” in paragraph 1 of the form of Transfer Certificate set out in Schedule 6 of the Loan Agreement with the figure “$112,587,543.11”;

(cc)	by replacing the figure “$110,000,000” in the form of Designation Notice set out in Schedule 7 of the Loan Agreement with the figure “$112,587,543.11”;

(dd)	by replacing the figure “$110,000,000” in the first paragraph of the form of Compliance Certificate set out in Schedule 7 of the Loan Agreement with the figure “$112,587,543.11”;

(ee)	the definition of, and references throughout to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this Agreement; and

(ff)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Agreement.

5.2
Amendments to Finance Documents.  With effect on and from the Effective Date each of the Finance Documents other than the Loan Agreement shall be, and shall be deemed by this Agreement to have been, amended as follows:

(a)
the definition of, and references throughout each of the Finance Documents to, the Loan Agreement and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended and supplemented by this Agreement; and

(b)
by construing references throughout each of the Finance Documents to “this Agreement”, “this Deed”, “hereunder and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

5.3	Finance Documents to remain in full force and effect. The Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Finance Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6	FURTHER ASSURANCES

6.1	Borrower’s and each Security Party’s obligation to execute further documents etc. The Borrower and each Security Party shall:

(a)
execute and deliver to the Security Trustee (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Security Trustee may, in any particular case, specify;

(b)	effect any registration or notarisation, give any notice or take any other step,

which the Agent may, by notice to the Borrower, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:

(a)
validity and effectively to create any Security Interest or right of any kind which the Security Trustee intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and supplemented by this Agreement, and

(b)	implementing the terms and provisions of this Agreement.

6.3
Terms of further assurances.  The Security Trustee may specify the terms of any document to be executed by the Borrower or any Security Party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Security Trustee considers appropriate to protect its interests.

6.4	Obligation to comply with notice. The Borrower or any Security Party shall comply with a notice under Clause 6.1 by the date specified in the notice.

7	FEES AND EXPENSES

7.1	Fee. On the date of this Agreement, the Borrower shall pay to the Agent certain facility fees set out in the letter addressed to the Agent from the Borrower and dated the same date as this Agreement.

7.2	Expenses. The provisions of clause 20 (fees and expenses) of the Loan Agreement shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	COMMUNICATIONS

8.1
General.  The provisions of clause 28 (notices) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	SUPPLEMENTAL

9.1	Counterparts. This Agreement may be executed in any number of counterparts.

9.2	Third Party rights. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

10	LAW AND JURISDICTION

10.1	Governing law. This Agreement shall be governed by and construed in accordance with English law.

10.2
Incorporation of the Loan Agreement provisions.  The provisions of clause 30 (law and jurisdiction) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary medications.

THIS AGREEMENT has been duly executed as a Deed on the date stated at the beginning of this Agreement.

APPENDIX I

LENDERS, COMMITMENTS AND FINAL PARTICIPATIONS

Lender	Lending Office	Replacement Ship Advance Commitement (US Dollars)	Credit Facility Commitment (US Dollars)	Total Participation in Loan (US Dollars)
HSH Nordbank AG	Gerhart-Hauptmann-Platz 50 D-20095 Hamburg Germany	819,067.80	11,166,974	56,293,771.75
The Governor and Company of the Bank of Scotland	11 Earl Grey Street Edinburgh EH3 9BN Scotland	819,067.80	11,166,974	56,293,771.75

APPENDIX II

REPAYMENT OF TERM LOAN

	Repayment Date	Amount of Repayment Instalment ($)	Maximum Outstanding Amount of Term Loan following repayment ($)

1	28 February 2007	3,347,823.86	109,239,719.25
2	31 May 2007	3,347,823.86	105,891,895.39
3	31 August 2007	2,780,773.74	103,111,121.66
4	30 November 2007	2,780,773.74	100,330,347.92
5	29 February 2008	2,780,773.74	97,549,574.19
6	31 May 2008	2,780,773.74	94,768,800.45
7	31 August 2008	2,751,523.74	92,017,276.72
8	30 November 2008	2,751,523.74	89,265,752.98
9	28 February 2009	2,751,523.74	86,514,229.25
10	31 May 2009	2,751,523.74	83,762,705.51
11	31 August 2009	2,446,189.05	81,316,516.46
12	30 November 2009	2,446,189.05	78,870,327.41
13	28 February 2010	2,446,189.05	76,424,138.36
14	31 May 2010	2,446,189.05	73,977,949.30
15	31 August 2010	2,446,189.05	71,531,760.25
16	30 November 2010	2,446,189.05	69,085,571.20
17	28 February 2011	2,446,189.05	66,639,382.15
18	31 May 2011	2,446,189.05	64,193,193.10
19	31 August 2011	2,446,189.05	61,747,004.04
20	30 November 2011	2,446,189.05	59,300,814.99
21	29 February 2012	2,446,189.05	56,854,625.94
22	31 May 2012	2,446,189.05	54,408,436.89
23	31 August 2012	2,446,189.05	51,962,247.84
24	30 November 2012	2,446,189.05	49,516,058.79
25	28 February 2013	2,446,189.05	47,069,869.73
26	31 May 2013	2,446,189.05	44,623,680.68
27	31 August 2013	2,446,189.05	42,177,491.63
28	30 November 2013	2,321,903.34	39,855,588.29
29	28 February 2014	1,970,474.77	37,885,113.53
30	31 May 2014	1,970,474.77	35,914,638.76
31	31 August 2014	1,970,474.77	33,944,163.99
32	30 November 2014	1,970,474.77	31,973,689.23
33	28 February 2015	1,970,474.77	30,003,214.46
34	31 May 2015	1,970,474.77	28,032,739.70
35	31 August 2015	1,970,474.77	26,062,264.93
36	30 November 2015	1,970,474.77	24,091,790.16
37	29 February 2016	1,970,474.77	22,121,315.40
38	31 May 2016	1,970,474.77	20,150,840.63
Balloon Instalment	31 May 2016	20,150,840.63	0

APPENDIX III

LIST OF SHIPS (FOLLOWING THE CONSOLIDATION OF THE TERM LOAN)

Number	Name of vessel	Deadweight	Year Built

1	Manasota	171,061	2004
2	Alameda	170,662	2001
3	Shibumi	166,058	1984
4	Netadola	149,475	1993
5	Mendocino	76,623	2002
6	Coronado	75,706	2000
7	Waikiki	75,473	1995
8	Mostoles	75,395	1981
9	Solana	75,100	1995
10	Sonoma	74,786	2001
11	Catalina	74,432	2005
12	Samsara	73,688	1999
13	Padre	73,601	2004
14	Toro	73,035	1995
15	Xanadu	72,270	1999
16	La Jolla	72,126	1997
17	Lacerta	71,862	1994
18	Redondo	74,716	2000
19	Paragon	71,259	1995
20	Iguana	70,349	1996
21	Daytona	69,703	1989
22	Lanikai	68,676	1998
23	Tonga	66,798	1984
24	Flecha	65,081	1982
25	Striggla	64,747	1982
26	Alona	48,640	2002
27	Matira	45,863	1994
28	Hille Oldendorff	55,566	2005
29	Maganari	75,941	2001
30	Estepona	70,003	1994
31	Delray	70,029	1994
32	Formentera	70,015	1996
33	Lanzarote	73,008	1996
34	Ligari	75,583	2004

EXECUTION PAGES

THE BORROWERS

SIGNED by                                                                           )
for and on behalf of                                                                 )
DRYSHIPS INC.                                                                 )

THE LENDERS

LENDERS

SIGNED by                                                                          )
for and on behalf of                                                                 )
HSH NORDBANK AG                                                       )

SIGNED by                                                                           )
for and on behalf of                                                                 )
THE GOVERNOR AND COMPANY OF                         )
THE BANK OF SCOTLAND                                             )

AGENT

SIGNED by                                                                           )
for and on behalf of                                                                 )
HSH NORDBANK AG                                                       )

SECURITY TRUSTEE

SIGNED by                                                                          )
for and on behalf of                                                                 )
HSH NORDBANK AG                                                       )

LEAD ARRANGER/LEAD BOOKRUNNER

SIGNED by                                                                           )
for and on behalf of                                                                 )
HSH NORDBANK AG                                                       )

JOINT BOOKRUNNNER

SIGNED by                                                                           )
for and on behalf of                                                                 )
THE GOVERNOR AND COMPANY                               )
OF THE BANK OF SCOTLAND                                      )

SWAP BANKS

SIGNED by                                                                           )
for and on behalf of                                                                  )
HSH NORDBANK AG                                                       )

SIGNED by                                                                           )
for and on behalf of                                                                 )
HBOS TREASURY SERVICES PLC                                 )

Witness to all the                                                                     )
above signatures                                                                      )

Name:
Address:

COUNTERSIGNED  this day      of                         2006 for and on behalf of the below companies each of which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this supplemental letter, that it agrees in all respects to the same and that the Finance Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Loan Agreement.

__________________________________                                         __________________________________

for and on behalf of                                                                           for and on behalf of
WEALTH MANAGEMENT INC.                                                     HELIUM SHIPPING COMPANY
                                    LIMITED

__________________________________                                         __________________________________

for and on behalf of                                                                           for and on behalf of
HYDROGEN SHIPPING COMPANY                                              SILICON SHIPPING COMPANY
LIMITED                                                                                           LIMITED

__________________________________                                        __________________________________

for and on behalf of                                                                           for and on behalf of
OXYGEN SHIPPING COMPANY                                                    ANNAPOLIS SHIPPING COMPANY
LIMITED                                                                                           LIMITED

__________________________________                                        __________________________________

for and on behalf of                                                                           for and on behalf of
LANCAT SHIPPING COMPANY                                                    TOLAN SHIPPING COMPANY
LIMITED                                                                                           LIMITED

__________________________________                                        __________________________________

for and on behalf of                                                                           for and on behalf of
MALVINA SHIPPING COMPANY                                                  ARLETA NAVIGATION COMPANY
LIMITED                                                                                           LIMITED

__________________________________                                        __________________________________

for and on behalf of                                                                           for and on behalf of
SELMA SHIPPING COMPANY                                                       ROYERTON SHIPPING COMPANY
LIMITED                                                                                           LIMITED

__________________________________                                         __________________________________

for and on behalf of                                                                           for and on behalf of
SAMSARA SHIPPING COMPANY                                                  LANSAT SHIPPING COMPANY
LIMITED                                                                                           LIMITED

__________________________________                                        __________________________________

for and on behalf of                                                                           for and on behalf of
FARAT SHIPPING COMPANY                                                       MADRAS SHIPPING COMPANY
LIMITED                                                                                           LIMITED

__________________________________                                         __________________________________

for and on behalf of                                                                           for and on behalf of
IGUANA SHIPPING COMPANY                                                     BORSARI SHIPPING COMPANY
LIMITED                                                                                           LIMITED

__________________________________                                        __________________________________

for and on behalf of                                                                           for and on behalf of
ONIL SHIPPING COMPANY                                                           ZATAC SHIPPING COMPANY
LIMITED                                                                                           LIMITED

__________________________________                                        __________________________________

for and on behalf of                                                                           for and on behalf of
FABIANA NAVIGATION COMPANY                                            FAGO SHIPPING COMPANY
LIMITED                                                                                           LIMITED

__________________________________                                         __________________________________

for and on behalf of                                                                           for and on behalf of
FELICIA NAVIGATION COMPANY                                              PLATAN SHIPPING COMPANY
LIMITED                                                                                           LIMITED

__________________________________                                        __________________________________

for and on behalf of                                                                           for and on behalf of
KARMEN SHIPPING COMPANY                                                   THELMA SHIPPING COMPANY
LIMITED                                                                                           LIMITED

__________________________________

for and on behalf of
CELINE SHIPPING COMPANY
LIMITED